UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2019
IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Indiana
(State or other jurisdiction of incorporation)
1-8644
(Commission File Number)
35-1575582
(IRS Employer Identification No.)
One Monument Circle
Indianapolis, Indiana 46204\
(Address of principal executive offices, including zip code)
317-261-8261
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company	

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 8.01	Other Events.

On March 4, 2020, the Indiana Utility Regulatory Commission (the “IURC”) issued an order (the “Order”) approving a seven-year Transmission, Distribution, and Storage System Improvements Charge plan (the “TDSIC Plan”) for Indianapolis Power & Light Company (“IPL”), the principal subsidiary of IPALCO Enterprises, Inc. (“IPALCO”). A copy of IPL’s press release (the “Press Release”) announcing the IURC’s approval is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The TDSIC Plan case docket at the IURC, which includes a copy of the Order, is available through the IURC’s online portal at https://iurc.portal.in.gov by searching Docketed Cases for Cause No. 45264. The information available through the portal or on the website of the IURC is not incorporated herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1    IPL Press Release, dated March 4, 2020

Forward-Looking Statements
The Press Release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs, and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan,” and similar words. Such forward-looking statements include, but are not limited to, statements with respect to planned investments or costs recovery requests or other anticipated matters in connection with the TDSIC Plan. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties, and other factors. Important factors that could affect actual results are discussed in IPALCO’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in IPALCO’s 2019 Annual Report on Form 10-K. Readers are encouraged to read IPALCO’s filings to learn more about the risk factors associated with IPALCO’s businesses. IPALCO undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any security holder who desires copies of IPALCO’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, IPALCO Enterprises, Inc., One Monument Circle, Indianapolis, IN 46204. Exhibits also may be requested, but a charge equal to the reproduction cost thereof may be made. Copies of such reports also may be obtained by visiting IPL’s website at www.iplpower.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPALCO Enterprises, Inc.

Date: March 4, 2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary